UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 2006




                              PIER 1 IMPORTS, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     1-7832                75-1729843
------------------------------- ------------------------ ---------------------
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                          Identification Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-.13e-4(c))

Item 8.01   Other Events

         On October 3, 2006, Pier 1 Imports, Inc. (the "Company") issued a press release to clarify quotes attributable to Chairman and CEO, Marvin J. Girouard, in articles posted by the Fort Worth Star Telegram on October 3, 2006. A copy of this press release is attached hereto as Exhibit 99.1.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

   (c)   Exhibits.

         Exhibit No.       Description


         99.1 Press release dated October 3, 2006 clarifying quotes attributable to Chairman and CEO, Marvin J. Girouard, in articles posted by the Fort Worth Star Telegram on October 3, 2006.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIER 1 IMPORTS, INC.

Date:   October 3, 2006           By:   /s/ Michael A. Carter
        ---------------                 ---------------------
                                        Michael A. Carter, Senior Vice President
                                        and General Counsel, Secretary

                                 EXHIBIT INDEX
                                 -------------


         Exhibit No.       Description


         99.1 Press release dated October 3, 2006 clarifying quotes attributable to Chairman and CEO, Marvin J. Girouard, in articles posted by the Fort Worth Star Telegram on October 3, 2006.